UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 28, 2017	333-132456
Date of Report (Date of earliest event reported)	Commission File Number

SECURITY DEVICES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	71-1050654
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

107 Audubon Road, Suite 201 Wakefield, MA 01880
(Address of Principal Executive Offices) (Zip Code)

(978)-868-5011

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 3.02       Unregistered Sale of Equity Securities

On November 28, 2017 – Security Devices International Inc. (“SDI” or the “Company”) completed a private placement (the “Private Placement”) for the sale of 35,783,612 units (the “Units) at $0.106 per Unit for gross proceeds of USD$3,793,063.

Each Unit consists of one (1) common share of the Company’s common stock (a “Common Share”) and one-half (1/2) of one Common Share purchase warrant (each whole warrant, a “Warrant”). Each Warrant is exercisable into one Common Share on or before November 28, 2022 at an exercise price of $0.18. If the average closing price of the Common Shares is over USD$0.36 per share for a period of 20 consecutive trading days ending after November 28, 2019, the Company may give notice to the registered holders of the Warrants accelerating the expiry date to a date not less than 30 days following the date of such notice.

In connection with the Private Placement, the Company paid a placement agent $60,669.00 in cash commission and issued to the placement agent 572,354 “Agent Warrants.” Each Agent Warrant is exercisable into one Common Share on or before November 28, 2022 at an exercise price of $0.15. If the average closing price of the Common Shares is over USD$0.30 per share for a period of 20 consecutive trading days ending after November 28, 2019, the Company may give notice to the registered holders of the Agent Warrants accelerating the expiry date to a date not less than 30 days following the date of such notice.

The Units, the Warrants, the Agent Warrants, and the shares of Common Stock issuable upon exercise of the Warrants and the Agent Warrants were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state.

Item 9.01       Financial Statements and Exhibits

 (a)         Financial Statements of Business Acquired.

Not applicable.

(b)         Pro Forma Financial Information.

Not applicable.

(c)         Shell Company Transaction.

Not applicable.

(d)         Exhibits.

99.1                   Press Release entitled “SDI Announces Closing of Private Placement” dated as of November 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY DEVICES INTERNATIONAL, INC.

November 28, 2017		/s/ Dean Thrasher
	Name:	Dean Thrasher
	Title:	Chief Executive Officer

3